UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2019
Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	BHVN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company 
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.07	Submission of Matters to a Vote of Security Holders.
5.07(a) and (b)
On May 21, 2019, Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”). The shareholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 11, 2019, as supplemented by the additional definitive proxy materials filed with the SEC on May 1, 2019. Of the 44,282,994 common shares outstanding as of the record date, 40,875,769 shares, or 92.31%, were present or represented by proxy at the Annual Meeting. At the Annual Meeting, each nominee for director was elected by a majority of votes cast (Proposal 1). In addition, shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 2) and recommended, on an advisory basis, a frequency of “1 year” for future advisory votes on the Company’s named executive officer compensation (Proposal 3). Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast and did not have an effect on the outcome of any of the aforementioned proposals.
        Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.

Proposal No. 1: Election of Directors for a term expiring at the 2022 Annual Meeting of Shareholders. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Proposal No. 1(a): Dr. Gregory H. Bailey	21,159,138	14,834,369	17,811
	58.79%	41.21%
Proposal No. 1(b): Mr. John W. Childs	25,396,912	10,596,595	17,811
	70.56%	29.44%
              Broker Non-Votes: 4,864,451

Both nominees were elected.

Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2019. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of PricewaterhouseCoopers LLP	40,803,711	53,657	18,401
	99.87%	0.13%

Proposal No. 2 was approved.

Proposal 3: To approve, on a non-binding advisory basis, the frequency of the Named Executive Officer compensation advisory vote. The votes were cast as follows:

“1 Year”	“2 Years”	“3 Years”	Abstained
35,972,293	466	17,773	20,786
99.95%	< 0.01%	0.05%

Broker Non-Votes: 4,864,451

A frequency of “1 year” was approved.

5.07(d)
In accordance with the recommendation of the Board of Directors, the Company’s shareholders approved, on an advisory basis, ”1 year” as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such recommendation, at its meeting held on May 21, 2019 following the Annual Meeting, the Board of Directors decided that the Company will hold advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.
(Registrant)

By:	/s/ Vlad Coric
	Name:	Vlad Coric, M.D.
	Title:	Chief Executive Officer
Dated: May 22, 2019